    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 25, 2004
                                                     REGISTRATION NO. 333-111062
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                 AMENDMENT NO. 5
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ----------------

                                 AMEDISYS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                                   11-3131700
   (STATE OR OTHER JURISDICTION                      (I.R.S. EMPLOYER
        OF INCORPORATION OR                       IDENTIFICATION NUMBER)
           ORGANIZATION)


                           11100 MEAD ROAD, SUITE 300
                          BATON ROUGE, LOUISIANA 70816
                        (225) 292-2031 OR (800) 467-2662
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                                WILLIAM F. BORNE
                             CHIEF EXECUTIVE OFFICER
                                 AMEDISYS, INC.
                           11100 MEAD ROAD, SUITE 300
                          BATON ROUGE, LOUISIANA 70816
                        (225) 292-2031 OR (800) 467-2662
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:


   ANTHONY J. CORRERO III, ESQ.                        ANNA T. PINEDO, ESQ.
  CORRERO FISHMAN HAYGOOD PHELPS                     JAMES R. TANENBAUM, ESQ.
    WALMSLEY & CASTEIX, L.L.P.                        MORRISON & FOERSTER LLP
 201 ST. CHARLES AVE., 46TH FLOOR                   1290 AVENUE OF THE AMERICAS
    NEW ORLEANS, LA 70170-4600                          NEW YORK, NY 10104
          (504) 586-5252                                  (212) 468-8000


        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   From time to time after the effective date of this Registration Statement, as determined by the selling security holders.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(a) OF THE SECURITIES ACT, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

ITEM 16.  EXHIBITS

      A)  EXHIBITS.

          EXHIBIT
          NUMBER                               DESCRIPTION OF DOCUMENT
          -------                              -----------------------
             5.0**      Opinion of Correro Fishman Haygood Phelps Walmsley & Casteix, L.L.P.
                        as to the legality of the securities being registered.

            10.1*       Form of Purchase Agreement by and among Amedisys, Inc. and the purchasers set forth on the signature pages thereto.

            10.2*       Form of Warrants to be issued by Amedisys, Inc. to Raymond James &
                        Associates, Inc. and Jefferies & Company, Inc.

            23.1**      Consent of Correro Fishman Haygood Phelps Walmsley & Casteix, L.L.P.
                        (included in Exhibit 5.0).

            23.2        Consent of KPMG LLP

            23.3        Consent of KPMG LLP

            24          Power of Attorney.  Reference is made to page II-3.

------------------
* Incorporated by reference to Amedisys, Inc. Current Report on Form 8-K filed December 10, 2003.
** Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on the 25th day of February 2004.

                                   Amedisys, Inc.


                                   By:  /s/   William F. Borne
                                      -----------------------------------------
                                        William F. Borne
                                        Chief Executive Officer and Chairman
                                        of the Board

         Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Amendment No. 5 to Registration Statement below.

  /s/   William F. Borne                         Chief Executive Officer and Chairman of       February 25, 2004
-----------------------------------------        the Board
William F. Borne


  /s/   Gregory H. Browne                        Principal Financial and Accounting            February 25, 2004
-----------------------------------------        Officer
Gregory H. Browne


  /s/   Jake L. Netterville                      *Director                                     February 25, 2004
-----------------------------------------
Jake L. Netterville


  /s/   David R. Pitts                           *Director                                     February 25, 2004
-----------------------------------------
David R. Pitts


  /s/   Peter F. Ricchiuti                       *Director                                     February 25, 2004
-----------------------------------------
Peter F. Ricchiuti


  /s/   Ronald A. Laborde                        *Director                                     February 25, 2004
-----------------------------------------
Ronald A. Laborde

* Pursuant to power of attorney previously filed.


                                      II-3